Exhibit 32.2

Certification of the Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

I, Michael S. Sarner, Chief Financial Officer of Capital Southwest Corporation, certify that, to my knowledge:
1.The Form 10-Q for the quarter ended December 31, 2023, filed with the Securities and Exchange Commission on January 30, 2024 (“accompanied report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the accompanied report fairly presents, in all material respects, the consolidated financial condition and results of operations of Capital Southwest Corporation.

Date: January 30, 2024	By:	/s/ Michael S. Sarner
Michael S. Sarner
Chief Financial Officer